KBW Virtual West Coast Bank Field Trip N o v em b e r 2 0 , 2 0 2 5

2 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Forward-Looking Statements This discussion of financial results includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "1933 Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "1934 Act"). Those sections of the 1933 Act and 1934 Act provide a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their financial performance so long as they provide meaningful, cautionary statements identifying important factors that could cause actual results to differ significantly from projected results. Our forward-looking statements include descriptions of plans or objectives of management for future operations, products or services, and forecasts of revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "intend," "estimate" or words of similar meaning, or future or conditional verbs preceded by "will," "would," "should," "could" or "may." Forward-looking statements are based on management's current expectations regarding economic, legislative, and regulatory issues that may affect our earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions and the economic uncertainty in the United States and abroad, including economic or other disruptions to financial markets caused by the Trump administration's approach to tariffs and trade, acts of terrorism, war, impacts from inflation, supply chain disruptions, changes in interest rates (including the actions taken by the Federal Reserve to control inflation), California's unemployment rate, deposit flows, real estate values, and expected future cash flows on loans and securities; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks; costs or effects of acquisitions; competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; natural disasters (such as wildfires and earthquakes in our area); adverse weather conditions; interruptions of utility service in our markets for sustained periods; and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting our operations, pricing, products and services; and successful integration of acquisitions. These and other important factors detailed in various securities law filings made periodically by Bancorp, copies of which are available from us at no charge. Forward-looking statements speak only as of the date they are made. Bancorp undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this press release or to reflect the occurrence of unanticipated events. GAAP to Non-GAAP Financial Measures This presentation includes some non-GAAP financial measures as shown in the Appendix of this presentation. Please refer to the reconciliation of GAAP to Non-GAAP financial measures included in our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on October 27, 2025.

S E C T I O N Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Franchise Highl ights 01

4 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Bank of Marin Bancorp Novato, CA Headquarters BMRC NASDAQ $390.8 Million Market Cap $3.9 Billion Total Assets 4.12% Dividend Yield 16.13% Total RBC BMRC AT A GLANCE O P T I O N 2 Data as of 9/30/25 Relationship Banking Build strong, long-term customer relationships based on trust, integrity and expertise, inspiring loyalty though exceptional service. Disciplined Fundamentals Apply a disciplined business approach with sound banking practices, high quality products, and consistent fundamentals ensuring continued strong results. Community Commitment Give back to the communities that we serve through active employee volunteerism, nonprofit board leadership and financial contributions. 27 Branch Locations 8 Commercial Banking Offices

5 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Bob Gotelli EVP, Human Resources Director • 31 years of human resources experience • Joined Bank of Marin in 2000 David Bloom EVP, Head of Commercial Banking • 30 years of commercial banking experience • Joined Bank of Marin in 2023 Tim Myers President and Chief Executive Officer • 27 years of finance and banking experience • Joined Bank of Marin in 2007 Brandi Campbell EVP, Head of Retail Banking • 37 years of banking experience • Joined Bank of Marin in 2019 Sathis Arasadi EVP, Chief Information Officer • 32 years of engineering, technology, and fintech experience • Joined Bank of Marin in 2023 Dave Bonaccorso EVP, Chief Financial Officer • 30 years of financial services experience • Joined Bank of Marin in 2023 Misako Stewart EVP, Chief Credit Officer • 34 years of banking experience • Joined Bank of Marin in 2013 221 Years of Combined Experience Through Various Economic Cycles

6 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 A strategic and disciplined approach to delivering long-term value 01 02 03 04 Grow NON-INTEREST INCOME Scale through EFFICIENCY GAINS and ACQUISITIONS Invest in TALENT and TECHNOLOGY Drive high-quality LOAN GROWTH

7 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Third Quarter 2025 Overview (1) See Reconciliation of Non-GAAP Financial Measures in the Appendix Highlights • Tax-equivalent net interest margin increased to 3.08% from 2.93%, driven by the repositioning of securities in Q2 (13bp impact, as anticipated) and higher average interest-earning assets, strongly impacted by deposit growth • Net income and diluted EPS for Q3 was $7.5 million and $0.47, respectively • 28% improvement in sequential quarter pre-tax pre-provision net income • Originated $100.7 million in new loans ($69.0 million funded) including $85.3 million in commercial loans ($65.4 million funded) in Q3 • Non-accrual and classified loans to total loans at year-to-date low for 2025 Capital • Strong capital allowed for the repurchase of $1.1 million in shares in Q3 at prices below tangible book value • Bancorp total risk-based capital remained strong at 16.13% • Bancorp TCE / TA of 9.7%, and 8.2% when adjusted for HTM securities 1 Key Operating Trends • Tax-equivalent yield on interest-earning assets increased 17 basis points in Q3 over Q2 to 4.27% resulting from higher average balances on cash at the Fed and higher yields on both loans and investment securities • Total cost of deposits increased 1bp at 1.29% (interest-bearing 2.24%) for Q3 • Spot rate at 9/30/25 of 1.25% (interest-bearing 2.18%) declined from 6/30/25 of 1.29% (interest-bearing 2.24%) • Book value per share was $27.57 and tangible book value per share1 was $22.92 Deposits and Liquidity • Total deposits increased $137.5 million, primarily due to inflows from existing relationships combined with new relationships • Non-interest bearing deposits remained a strong 43.1% of total deposits • Immediately available net funding of $2.0 billion, representing 202% coverage of estimated uninsured deposits Credit Quality • No provision for credit losses in Q3 or the prior quarter • Non-accrual loans decreased to 1.51% of total loans from 1.57% in the prior quarter • Classified loans decreased to 2.36% of total loans in Q3 from 2.95% of total loans in Q2 largely due to upgrades of two commercial real estate loans totaling $9.1 million

8 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Focused on Building Long-Term Shareholder Value Strong Core Deposit Franchise Largest community bank in Marin County with 11.4% market share 1 43.1% non-interest bearing deposits with a 1.29% cost of deposits in Q3 Improving Margin Outlook Improving asset yield due to: ▪ investment securities restructuring ▪ higher average loan rates continue in Q3 Seasoned Risk Management Classified loans as a percentage of loans decreased 59bps quarter over quarter Non-accrual loans as a percentage of loans decreased 6bps quarter over quarter Low NOO CRE office exposure in the City of San Francisco at 3% of total loans (5% of total NOO-CRE) and a weighted average 64% LTV Prudent Loan Growth Markets with proven track record of organic growth Organic originations increased by 36% in Q3 Key opportunistic relationship banking talent acquisitions 62% loan-to-deposit ratio provides runway for additional growth Robust Capital Levels & Liquidity Regulatory capital ratios remain comfortably above “well-capitalized” thresholds $2.0 billion in available liquidity 1Source: S&P Global Market Intelligence - FDIC deposit market share data as of September 30, 2025

9 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Focused on delivering Long-Term, Consistent Growth ▪ Proven ability to grow both organically and through M&A ▪ Consistent cash dividend provides stable and reliable return for shareholders Note: Tangible book value per share (TBVPS) equals total shareholders’ equity, less intangible assets including goodwill and core deposit intangibles, divided by outstanding common shares at period end. Accumulated other comprehensive income (AOCI) represents the unrealized gains (losses) on available-for-sale securities, net of tax. Components of these calculations were derived from our financial reports filed with the SEC for each respective period. Additional information for September 30, 2025 can be found in the Reconciliation of Non-GAAP Financial Measures in the Appendix. Tangible Book Value Per Share and Cumulative Cash Dividends $0.77 $1.22 $1.73 $2.29 $2.92 $3.72 $4.64 $5.58 $6.56 $7.56 $8.56 $9.31 $15.89 $16.87 $18.35 $18.99 $20.57 $21.91 $23.09 $23.42 $25.45 $25.72 $24.24 $23.69 Cumulative Cash Dividends TBVPS TBVPS (Excl AOCI) 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 3Q25 $— $5.00 $10.00 $15.00 $20.00 $25.00 $30.00

10 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Robust Capital Ratios As of 9/30/25 • We maintained high capital levels and are in a position of strength • Total risk-based capital of 16.1% • Tangible common equity ratio of 9.7% • During 3Q'25 we repurchased 50,000 shares at an average price of $22.33 (below tangible book value), totaling $1.1 million * See Reconciliation of Non-GAAP Financial Measures in the Appendix. 6.5% 8.0% 10.0% 5.0% 13.9% 13.9% 15.1% 9.4% 9.0% 14.9% 14.9% 16.1% 10.1% 9.7% 7.6% 8.2% Well Capitalized Threshold Bank of Marin Bank of Marin Bancorp Bank of Marin TCE adj. for HTM securities* Bank of Marin Bancorp TCE adj. for HTM securities* Common Equity Tier- One Risk-Based Capital Total Tier-One Risk- Based Capital Total Risk-Based Capital Tier-One Leverage Tangible Common Equity

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 S E C T I O N Balance Sheet Highl ights 02

12 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strong Deposit Franchise • Bank of Marin ranked #1 on the west coast and #4 nationwide in 2025 by S&P Global Market Intelligence for best deposit franchise among banks with total assets between $3 billion and $10 billion • Deposit mix continues to favor a high percentage of non-interest bearing deposits of 43.1% highlighting our relationship banking model • Total cost of deposits was 1.29% (interest-bearing 2.24%) for 3Q'25 and 1.28% (interest-bearing 2.24%) for the prior quarter • Spot rate was 1.25% (interest-bearing 2.18%) as of September 30, 2025, and down to 1.23% (interest-bearing 2.17%) as of October 16, 2025 • Bank continued strategic pricing adjustments with limited rate related outflows Total Deposit Mix at 3Q'25Total Deposits ($ in millions) $2,504 $3,808 $3,574 $3,290 $3,220 $3,383 $1,538 $2,201 $2,127 $1,667 $1,598 $1,644 $869 $1,457 $1,328 $1,372 $1,379 $1,522$97 $150 $119 $251 $243 $217 Transaction Savings & MMDA Time 2020 2021 2022 2023 2024 3Q'25 Non-Interest Bearing 43.1% IB DDA 5.5% Savings 6.6% Money Market 38.4% Time 6.4% $3.38B

13 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • 43% of new accounts consisted of new relationships to the Bank by count • 41% of new accounts were non-interest bearing by count • Average weighted cost for all new interest bearing accounts at 2.38% • Reciprocal deposit network program (expanded FDIC insurance products) utilization increased by $71.9 million New Accounts Mix (by count) 3Q'25Granular Deposit Account Composition Existing Relationships - New $ 21% Account Migration 36% New Relationships 43% 1,049 (in thousands; except for # of Accounts) Interest Bearing Non-Interest Bearing Total Consumer Account Balances $ 951,966 $ 316,000 $ 1,267,966 # of Accounts 14,693 17,432 32,125 Avg Balance Per Account $ 65 $ 18 $ 39 Business Account Balances $ 972,533 $ 1,136,340 $ 2,108,873 # of Accounts 3,854 11,106 14,960 Avg Balance Per Account $ 252 $ 102 $ 141 *Excludes internal operating accounts such as holding company cash and deposit settlement accounts totaling $5.7 million Deposit Accounts Mix - Consumer vs Business 3Q'25

14 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strong Liquidity: $2.0 Billion in Net Availability • Immediately available contingent funding represented 202% of estimated uninsured and/or uncollateralized deposits at September 30, 2025 • The Bank has long-established minimum liquidity requirements regularly monitored using metrics and tools similar to larger banks, such as the liquidity coverage ratio and multi-scenario, long-horizon stress tests • Deposit outflow assumptions for liquidity monitoring and stress testing are conservative relative to actual experience Liquidity & Uninsured Deposits ($ in millions) 2.0x Coverage Ratio At September 30, 2025 ($ in millions) Total Available Amount Used Net Availability Internal Sources Unrestricted Cash 1 $ 201.4 N/A $ 201.4 Unencumbered Securities 442.2 N/A 442.2 External Sources FHLB line of credit 931.4 — 931.4 FRB line of credit 326.3 — 326.3 Lines of credit at correspondent banks 125.0 — 125.0 Total Liquidity $ 2,026.3 $ — $ 2,026.3 1 Excludes cash items in transit Note: Access to brokered deposit purchases through networks such as Intrafi and Reich & Tang and brokered CD sales not included above $2,026.3 $1,020.4 Liquidity Est. Uninsured and/or Uncollateralized Deposits

15 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • Loan originations peaked in Q3 with $70 million funded • Notable pipeline growth and diversification from key hires, compensation program enhancements, and calling programs • Sound underwriting produces a high- quality loan portfolio with low credit costs and stable earnings through cycles • Extending credit and serving the needs of existing clients while ensuring new opportunities present the appropriate levels of risk and return Prudent, Sustainable Model for Loan Growth $2.089 $2.256 $2.093 $2.074 $2.083 $2.090 4.15% 4.23% 4.29% 4.65% 4.83% 4.98% Non-PPP Loans SBA PPP Loans Average Annual TE Yield on Loans 2020 2021 2022 2023 2024 3Q25 Total Loans ($ in billions) 1Includes American River Bank loans acquired in 3Q21 1

16 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Well-diversified Loan Portfolio As of 9/30/25 - No material changes from 2Q'25 • Loan portfolio is well-diversified across borrowers, industries, loan and property types within our geographic footprint • 88% of all loans and 93% of loans excluding nonprofit organizations are guaranteed by owners of the borrowing entities • Non-owner occupied commercial real estate is well-diversified by property type with 89% of loans (90% of loans excluding nonprofit organizations) being guaranteed by owners of the borrowing entities • Since 2001, net charge-offs for all NOO CRE and OO CRE totals $2.4 million • Construction loans represent a small portion of the overall portfolio OO-CRE 16% C&I 7% Consumer 13% Construction 1% NOO-CRE 63% 3Q'25 Total Loans $2.1B Office 28% Mixed Use 8% Retail 19% Warehouse & Industrial 13% Multi-Family 16% Other 16% 3Q'25 Total NOO-CRE Loans $1.3B

17 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Low Refinance Risk in NOO CRE Portfolio through 2026 • We conducted a DEEP DIVE on loans maturing or repricing before year-end 2026 * • PORTFOLIO IS WELL-POSITIONED TO ABSORB HIGHER RATE ENVIRONMENT AT MATURITY OR REPRICING DATE • Wtd. Avg. DSC Assumptions for Maturing Loans: Current market interest rate + spread of 3.00%, fully drawn commercial real estate lines of credit, 25-year amortization • Wtd. Avg. DSC Assumptions for Repricing Loans: Current market interest rate + contractual spread, fully drawn commercial real estate lines of credit, remaining amortization on each loan Maturing Loan Commitments > $1.0MM # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC 2025 18 $67.1MM $63.6MM 5.23% 1.18x 2026 27 $95.5MM $88.5MM 4.69% 1.29x TOTAL 45 $162.6MM $152.1MM Repricing Loan Commitments > $1.0MM # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC 2025 7 $14.8MM $14.8MM 4.81% 1.39x 2026 24 $55.8MM $55.8MM 3.92% 1.51x TOTAL 31 $70.6MM $70.6MM *Commitments, outstanding balances and weighted average rates as of 9/30/25

18 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • $365 million in credit exposure spread across our lending footprint comprised of 149 loans • $2.4 million average loan balance – largest loan at $15.6 million • 67% weighted average loan-to-value and 1.63x weighted average debt-service coverage ratio* • City of San Francisco NOO CRE office exposure is 3% of total loan portfolio and 5% of total NOO CRE loans NOO CRE Office Portfolio by County * Calculated for loans exceeding $1 million, based on the most recent annual review process, and net of individual reserves Non-owner Occupied Office Exposure As of 9/30/25 - No material changes from 2Q'25 San Francisco 17% Alameda 8% Sacramento 6% Napa 8% Other Bay Area 17% Other 3% Marin 24% Sonoma 17% $365MM City of S.F. NOO CRE Office Portfolio Total Balance: $60.7 million Average Loan Bal: $5.5 million Number of Loans: 12 loans Wtd. Average LTV*: 64% Wtd. Average DCR: 1.35x Average Occupancy: 82% 11 of the 12 loans are secured by low rise buildings and one loan is secured by a 10 story building

19 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 *Calculated for loans exceeding $1 million, based on the most recent annual review process Note: Sacramento includes surrounding regional counties NOO CRE Portfolio Diversified Across Property Type & County As of 9/30/25 - No material changes from 2Q'25 Average Balance: $1.8MM Largest Balance: $13.5MM Total # of Loans: 138 Wtd. Avg. LTV*: 62% Average Balance: $2.0MM Largest Balance: $14.3MM Total # of Loans: 82 Wtd. Avg. LTV*: 49% Average Balance: $1.8MM Largest Balance: $21.2MM Total # of Loans: 122 Wtd. Avg. LTV*: 62% San Francisco 3% Alameda 6% Sacramento 20% Napa 16% Other Bay Area 17% Other 7% Marin 16% Sonoma 15% San Francisco 10% Alameda 15% Sacramento 24% Napa 8% Other 4% Marin 9% Sonoma 27% San Francisco 23% Alameda 18% Sacramento 12% Napa 5% Other Bay Area 4% Other 10% Marin 11% Sonoma 17% Retail 3Q'25 Warehouse & Industrial 3Q'25 Multifamily 3Q'25 $247MM $168MM $214MM Other Bay Area 3%

20 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) * Loan-to-value largely based on appraised values at origination, or updated appraisals for certain classified loans, and balances as of 9/30/25 Owner-Occupied CRE Portfolio As of 9/30/25 - No material changes from 2Q'25 Retail 7% School 14% 1-4 Residential 3% Wine 10% Church 5% Gas/Auto 8% Health Club 3% Other 5% Office 19% Industrial 24% Napa 17% Sacramento 21% San Francisco 5% Sonoma 9% Other 14% Alameda 14% Marin 20% OO CRE by County 3Q'25 Average Balance: $1.1MM Largest Loan: $14.6MM Wtd. Avg. LTV*: 47% Total Balance: $314.0MM Total Loans: 282 OO CRE by Type 3Q'25 $314MM $314MM Napa 20% Sacramento 24% San Francisco 18% Sonoma 8% Other 4% Alameda 6% Marin 20% Average Balance: $0.7MM Largest Loan: $7.1MM Wtd. Avg. LTV*: 55% Total Balance: $60.3MM Total Loans: 83 OO CRE Office Portfolio by County 3Q25 $60MM Mixed use 2%

21 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) * Loan-to-value largely based on appraised values at origination, or updated appraisals for certain high dollar loans and, balances as of 9/30/25 Construction Portfolio Concentrations As of 9/30/25 Construction by Type 3Q'25 Construction by County 3Q'25 Multi-Family 25% 1-4 Residential 75% San Francisco 48% Napa 32% Marin 20% Average Balance: $1.8MM Largest Loan: $3.0MM Wtd. Avg. LTV*: 64% Total Balance: $15.9MM Unfunded Commitments: $6.1MM Total Loans: 8 $16MM $16MM

22 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 1 Taxable equivalent 2 See Reconciliation of Non-GAAP Financial Measures in the Appendix 3 Related tax benefit calculated using blended statutory rate of 29.5636% 4 Includes unrealized losses resulting from securities transferred from AFS to HTM that are currently in AOCI High-Quality Securities Portfolio Generates Cash Flow Data as of 9/30/25 AFS Securities Portfolio Agency MBS 20% Agency CMO (Fixed) 22% Agency CMO (Variable) 8% Agency CMBS (Fixed) 29% Agency CMBS (Variable) 16% Municipal Bonds 5% ($ in millions at Fair Value) $543.6MM HTM Securities Portfolio Agency MBS 22% Agency CMO (Fixed) 25% Agency CMBS (Fixed) 28% Agency CMBS (Variable) 1% GSEs 15% Municipal Bonds 7% Corporate Bonds 2% $811.8MM ($ in millions at Cost) Average Yield1 — 4.44% Approx. Effective Duration — 2.43 Unrealized Losses, net (pre tax) — $7.7 million Unrealized Losses, net (after tax3) — $5.4 million TCE Bancorp — 9.7% Average Yield1 — 2.40% Approx. Effective Duration — 5.18 Unrealized Losses4, net (pre tax) — $96.8 million Unrealized Losses4, net (after tax3) — $68.2 million TCE Bancorp w/ HTM2 — 8.2% 2

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 S E C T I O N Income Statement Highl ights 03

24 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • Linked-quarter NIM increased 15 bps due primarily to higher interest earning assets and higher securities yields, largely due to the effects of the 2Q'25 AFS securities restructuring, contributing 13bps to annualized NIM • Although loan yields rose, the average balance decrease resulted in a negative impact to the quarterly change in NIM • The Bank began deposit rate cuts in August '24 and continues making strategic pricing adjustments into 3Q'25, however there was some significant deposit expansion within existing customers' interest-bearing accounts influencing the slight increase in cost of deposits this quarter • 3Q'25 non-maturity interest-bearing deposit modeling assumptions use average betas of 45% for rising rates (no lag) and 34% for falling rates (no lag) • Our cycle-to-date non-maturity interest-bearing deposit beta was 35% as of 3Q'25 Net Interest Margin Drivers 2.93% (0.06)% 0.13% 0.10% (0.01)% 3.08% 2Q'25 Loans Securities Cash Deposits 3Q'25 Net Interest Margin Linked-Quarter Change 2.52% 2.44% 2.37% 2.29% 2.27% 2.25% 2.24% 2.24% 2.25% 2.23% 2.22% 2.27% 4.83% 4.64% 4.48% 4.33% 4.33% 4.33% 4.33% 4.33% 4.33% 4.33% 4.33% 4.22% IB Deposits Fed Funds 10/24 11/24 12/24 1/25 2/25 3/25 4/25 5/25 6/25 7/25 8/25 9/25 Avg. Monthly Cost of IB Deposits vs. Fed Funds Immediate Change in Interest Rates (in bps) Est. Change in NII, as % in Year 1 in Year 2 Up 400bp 1.8% 12.8 % Up 300bp 1.7% 10.0 % Up 200bp 1.3% 6.9 % Up 100bp 0.9% 3.9 % Rates Unch. — % — % Down 100bp -0.9% -2.4 % Down 200bp -1.7% -4.8 % Down 300bp -2.9% -7.7 % Down 400bp -4.5% -11.2% *Please see our 10-Q’s and 10-K’s for more information regarding these simulations. Net Interest Income Simulation Q3'25

25 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Loans & Securities — Repricing & Maturity $ in millions, unless otherwise indicated Total Loans1 * at 9/30/2025 Repricing Term Rate Structure 3 months or less 3-12 months 1-3 years 3-5 years 5-15 years Over 15 years Total Floating Rate Variable Rate Floating & Variable Rate at Floor Floating & Variable Rate at Ceiling Fixed Rate C&I $ 76.3 $ 7.2 $ 16.2 $ 38.4 $ 15.1 $ 1.1 $ 154.3 $ 68.6 $ 1.9 $ 12.3 $ — $ 71.5 Real estate: Owner-occupied CRE 5.2 14.4 53.5 57.6 176.6 6.7 314.0 0.9 33.1 96.4 — 183.6 Non-owner occupied CRE 95.9 73.7 209.6 419.7 520.9 4.5 1,324.3 5.6 138.8 324.4 — 855.5 Construction 7.8 8.1 — — — — 15.9 6.6 — 2.6 0.7 6.0 Home equity 95.3 — — — 0.6 — 95.9 95.3 — — — 0.6 Other residential 1.0 11.1 0.1 0.5 0.9 109.3 122.9 — 12.6 91.4 — 18.9 Installment & other consumer 1.3 2.2 6.5 2.5 50.5 0.1 63.1 1.0 7.7 9.1 — 45.3 Total $ 282.8 $ 116.7 $ 285.9 $ 518.7 $ 764.6 $ 121.7 $ 2,090.4 $ 178.0 $ 194.1 $ 536.2 $ 0.7 $ 1,181.4 % of Total 13% 6% 14% 25% 36% 6% 100% 9% 9% 26% — % 56 % Weighted Average Rate 7.08% 4.89% 5.04% 5.09% 4.59% 4.55% 5.11% 1 Amounts represent amortized cost. Based on maturity date for fixed rate loans and variable rate loans at their floors and ceilings and next repricing date for all other variable rate loans. Does not included prepayment assumptions. Investment Securities2 * at 9/30/25 2 Includes both available-for-sale and held-to-maturity investment securities with prepayment assumptions applied Projected Cash Flow Distribution 3 months or less 3-12 months 1-3 years 3-5 years 5-10 years Over 10 years Total Principal (par) & interest $ 68.7 $ 166.4 $ 324.3 $ 355.5 $ 475.3 $ 181.0 $ 1,571.2 % of Total 4% 11% 21% 23% 30% 11% 100%

26 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Consistent and diverse sources of non-interest income bolster revenue through cycles Investment in our people, branches and technology provide a runway for future growth Non-interest Income1 ($ in millions) Non-interest Expense ($ in millions) 1See Reconciliation of GAAP to Non-GAAP Financial Measures (Excluding Loss on Sale of Securities) 1 Sources of NII $8.6 $10.1 $10.9 $5.0 $11.2 $8.7 0.30% 0.29% 0.25% 0.12% 0.30% 0.23% Non-interest income Non-interest income/avg. assets 2020 2021 2022 2023 2024 YTD - Sep 25 $58.5 $72.6 $75.3 $79.5 $81.8 $64.1 55.6% 63.1% 54.4% 73.8% 111.6% 92.8% 73.0% Non-interest expense Efficiency ratio *Non-GAAP excl sec sale loss 2020 2021 2022 2023 2024 YTD - Sep 25 Salaries & benefits 56% Occupancy & equipment 10% Data processing 5% Professional services 5% Dep. network fees 5% FDIC Ins 2% Other 17% Total Non-Interest Components Wealth mgmt & trust 20% Service charges 19% BOLI 15% Interchange fees 17% FHLB dividends 4% Other 3% 1 1 1 1 1

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 S E C T I O N Capita l & Asset Qual i ty 04

28 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) History of Strong Asset Quality • Allowance for credit losses to total loans of 1.43%, down slightly from the prior quarter • Consistent, robust credit culture and underwriting principles support strong asset quality • Net charge-offs have consistently been negligible for the last five years due to strong underwriting fundamentals, except that in 4Q'23 and 1Q'25 charge-offs included $406 and $809 thousand charged to the allowance due to the sales of acquired loans. Non-accrual Loans / Total Loans Quarterly Progression 1.91% 1.63% 1.59% 1.57% 1.51% 3Q24 4Q24 1Q25 2Q'25 3Q'25 Net Charge-Offs (Recoveries) as % of Average Loans 0.00% 0.00% 0.02% 0.00% 0.00% 2021 2022 2023 2024 Q3 25 0.00% 0.25% 0.50% 0.75% 1.00%

29 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 AOCI and Tangible Equity M ill io ns $398.4 $407.9 $414.6 $416.2 $418.4 $415.5 $415.5 $390.2 $387.7 $390.0 $391.7 $377.8 $381.4 $318.4 $334.2 $352.6 $346.8 $341.8 $362.5 $360.4 $358.9 $361.2 $359.9 $364.2 $363.4 $369.0$80.0 $73.7 $62.0 $69.4 $76.6 $53.0 $55.1 $31.3 $26.5 $30.1 $27.5 $14.4 $12.4 40.8% 42.8% 42.5% 42.0% 39.5% 38.8% 38.5% 33.1% 31.3% 34.2% 32.8% 32.6% 35.0% 7.5% 8.2% 8.7% 8.6% 8.6% 9.7% 9.8% 9.9% 9.7% 9.9% 9.8% 10.0% 9.7% Tangible Equity Accumulated Other Comprehensive Loss Investments/Total Assets Tangible Equity/Tangible Assets Sep 2022 Dec 2022 Mar 2023 Jun 2023 Sep 2023 Dec 2023 Mar 2024 Jun 2024 Sep 2024 Dec 2024 Mar 2025 Jun 2025 Sep 2025 $— $100.0 $200.0 $300.0 $400.0 $500.0 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0%

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Appendix

31 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Reconciliation of GAAP to Non-GAAP Financial Measures (in thousands, except per share amounts; unaudited) September 30, 2025 Tangible Common Equity - Bancorp Total stockholders' equity $ 443,818 Goodwill and core deposit intangible (74,867) Total TCE a 368,951 Unrealized losses on HTM securities, net of tax 1 (68,192) Unrealized losses on HTM securities included in AOCI, net of tax 2 6,952 TCE, net of unrealized losses on HTM securities (non-GAAP) b $ 307,711 Total assets $ 3,869,021 Goodwill and core deposit intangible (74,867) Total tangible assets c 3,794,154 Unrealized losses on HTM securities, net of tax 1 (68,192) Unrealized losses on HTM securities included in AOCI, net of tax 2 6,952 Total tangible assets, net of unrealized losses on HTM securities (non-GAAP) d $ 3,732,914 Bancorp TCE ratio a / c 9.7 % Bancorp TCE ratio, net of unrealized losses on HTM securities (non-GAAP) b / d 8.2 % Tangible Book Value Per Share Common shares outstanding e 16,095 Book value per share $ 27.57 Tangible book value per share a / e $ 22.92 For further discussion about these non-GAAP financial measures, refer to our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on October 27, 2025. 1 Unrealized losses on held-to-maturity securities as of September 30, 2025 of $96.8 million, including the unrealized losses that resulted from the transfer of securities from AFS to HTM, net of an estimated $28.6 million in deferred tax benefits based on a blended state and federal statutory tax rate of 29.56%. 2 The remaining unrealized losses that resulted from the transfer of securities from AFS to HTM, net of an estimated $2.9 million in deferred tax benefits based on a blended state and federal statutory tax rate of 29.56% are added back as they are already included in AOCI.

32 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Reconciliation of GAAP to Non-GAAP Financial Measures (Excluding Loss on Sale of Securities) (in thousands; unaudited) Three months ended Nine months ended Pre-tax, pre-provision net income September 30, 2025 June 30, 2025 September 30, 2025 September 30, 2024 Income (loss) before provision for (benefit from) income taxes $ 9,610 $ (11,199) $ 4,892 $ (23,480) Provision for credit losses on loans — — 75 5,550 Pre-tax, pre-provision net income (GAAP) 9,610 (11,199) 4,967 (17,930) Adjustments: Losses on sale of investment securities from portfolio repositioning — 18,736 18,736 32,542 Comparable pre-tax, pre-provision net income (non-GAAP) $ 9,610 $ 7,537 $ 23,703 $ 14,612

33 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Reconciliation of GAAP to Non-GAAP Financial Measures (Excluding Loss on Sale of Securities) (in thousands, except per share amounts; unaudited) Three months ended Nine months ended Net income (loss) September 30, 2025 June 30, 2025 September 30, 2025 September 30, 2024 Net income (loss) (GAAP) $ 7,526 $ (8,536) $ 3,866 $ (14,410) Adjustments: Losses on sale of investment securities from portfolio repositioning — 18,736 18,736 32,541 Related income tax benefit1 — (5,538) (5,538) (9,620) Adjustments, net of taxes — 13,198 13,198 22,921 Comparable net income (non-GAAP) $ 7,526 $ 4,662 $ 9,538 $ 8,511 Diluted earnings (loss) per share Weighted average diluted shares 15,934 15,989 15,979 16,076 Diluted earnings (loss) per share (GAAP) $ 0.47 $ (0.53) $ 0.24 $ (0.90) Comparable diluted earnings per share (non-GAAP) $ 0.47 $ 0.29 $ 1.07 $ 0.53 Return on average assets Average assets $ 3,828,876 $ 3,737,794 $ 3,765,281 $ 3,775,320 Return on average assets (GAAP) 0.78% (0.92) % 0.14% (0.51) % Comparable return on average assets (non-GAAP) 0.78% 0.50% 0.61% 0.30 % Return on average equity Average stockholders' equity $ 439,950 $ 439,187 $ 438,781 $ 434,773 Return on average equity (GAAP) 6.79% (7.80) % 1.18% (4.43) % Comparable return on average equity (non-GAAP) 6.79% 4.26% 5.20% 2.61 % Efficiency ratio Non-interest expense $ 21,328 $ 21,490 $ 64,082 $ 63,480 Net interest income 28,193 25,912 79,051 69,430 Non-interest income (GAAP) 2,745 (15,621) (10,002) (24,113) Losses on sale of investment securities from portfolio repositioning — 18,736 18,736 32,541 Non-interest income (non-GAAP) $ 2,745 $ 3,115 $ 8,734 $ 8,428 Efficiency ratio (GAAP) 68.94% 208.81% 92.81% 140.08 % Comparable efficiency ratio (non-GAAP) 68.94% 74.03% 73.00% 81.53% 1Related income tax benefit calculated using blended statutory rate of 29.5636%

34 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Contact Us Tim Myers President and Chief Executive Officer (415) 763-4970 timmyers@bankofmarin.com Dave Bonaccorso EVP, Chief Financial Officer (415) 884-4758 davebonaccorso@bankofmarin.com Media Requests: Yahaira Garcia-Perea Marketing & Corporate Communications Manager (916) 231-6703 yahairagarcia-perea@bankofmarin.com